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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 26, 1996



                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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            (Exact name of registrant as specified in its charter)




      Florida                      1-7255                 59-1219710
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(State or incorporation          (Commission            (IRS Employer
   or organization)              File Number)         Identification No.)



1776 American Heritage Life Drive
Jacksonville, Florida                             32224
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number:        (904) 992-1776
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                                     N/A
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        (Former name or former address, if changed since last report)



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Item 5.  Other Events.

        Reference is made to a copy of the Articles of Amendment and Restatement of the Articles of Incorporation of American Heritage Life Investment Corporation, filed with the Secretary of State of the State of Florida on April 26, 1996, which is filed as Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number                Description of Exhibit
             --------------                ----------------------
               3(i)               Articles of Amendment and Restatement
                                  of the Articles of Incorporation of
                                  American Heritage Life Investment
                                  Corporation, filed with the Secretary of
                                  State of the State of Florida on April 26,
                                  1996





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                                  SIGNATURE

        Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN HERITAGE LIFE INVESTMENT
                                          CORPORATION



Date:  April 26, 1996                     By: W. Michael Heekin
                                              -----------------------------
                                              W. Michael Heekin
                                              Senior Vice President and
                                              Corporate Secretary



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                                EXHIBIT INDEX

         The following designed exhibit is filed herewith:

Exhibit

  3(i) Articles of Amendment and Restatement of the Articles of Incorporation of American Heritage Life Investment Corporation, filed with the Secretary of State of the State of Florida on April 26, 1996






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